Exhibit 99.1

FOR IMMEDIATE RELEASE

CLEARSIGN COMBUSTION CORPORATION

ANNOUNCES INVITATION TO PRESENT AT THE AMERICAN FLAME RESEARCH COMMITTEE'S 2012 ANNUAL MEETING

SEATTLE, WA – AUGUST 21, 2012 - ClearSign Combustion Corporation (Nasdaq: CLIR), an emerging leader in combustion and emissions control technology for industrial, commercial and utility markets, announced today that Chief Technology Officer Joe Colannino has been invited to present a technical paper at the American Flame Research Committee's 2012 annual meeting, September 5 - 7, 2012 at the University of Utah in Salt Lake City, UT.

"We were very gratified to be invited to present at this prestigious industry conference," said ClearSign CEO, Rick Rutkowski. "The AFRC's Annual Meeting is one of the most important technical conferences of the year, bringing together thought leaders in combustion from across North America. We are particularly excited to share with this influential audience of our technical peers the exciting results we have achieved over the past few months.

“We have demonstrated multiple effects, including novel techniques for shaping and stabilizing flames and for increasing flame radiance or luminosity that will be of keen interest to our audience,” offered ClearSign CTO, Joe Colannino. “The ability to apply these effects commercially dramatically expands burner design and relieves historical constraints that have led to performance limitations and tradeoffs.

"Our technology promises to allow radical improvement to burner and combustion system performance while simplifying burner design for a broad range of commercial, industrial and utility scale applications.

“We look forward to reporting on our rapid progress in scaling the technology and sharing the results of our ongoing development. Our achievement of flame stability at more than 400,000 Btu/hr, our ability to dramatically reduce NOx to less than 15ppm on a standard burner (without the use of flue gas recirculation and with very low excess air levels), as well as our demonstration of flame charging using non-contact electrodes will be of particular interest."

Mr. Colannino's paper, "Combustion Enhancement Using Electrodynamic Combustion Control™ Technology," will be presented at 9:45 AM on Thursday, September 6th.

The American Flame Research Committee (AFRC) is composed of representatives of industrial and research organizations and associated eminent combustion expert members in the United States, Canada and Mexico that sponsors open forums in North America on applied combustion technology and research, and supports the applied combustion research activities of the International Flame Research Foundation (IFRF).

The Annual Meeting is attended by major engineering and construction firms, OEMs, universities, state and federal regulators, governmental and non-governmental research organizations, research organizations, public interest groups and others with an interest in the design, operation, supply and regulation of combustion equipment.

For further information about ClearSign, including our calendar of upcoming events and a recent feature article on Forbes.com, please visit www.clearsigncombustion.com or text "CLIR" to 90210.

About ClearSign Combustion Corporation

ClearSign Combustion Corporation designs and develops technologies that aim to improve key performance characteristics of combustion systems including energy efficiency, emissions control, and fuel flexibility and overall cost effectiveness. Our Electrodynamic Combustion Control™ (ECC™) platform technology improves control of flame shape and heat transfer and optimizes the complex chemical reactions that occur during combustion in order to minimize harmful emissions. For more information about the Company, please visit www.clearsigncombustion.com

Cautionary note on forward-looking statements

This press release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events that are based on management's belief, as well as assumptions made by, and information currently available to, management. While we believe that our expectations are based upon reasonable assumptions, there can be no assurances that our goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect our actual results and may cause results to differ materially from those expressed in forward-looking statements made by us or on our behalf. Some of these factors include the acceptance of existing and future products, the impact of competitive products and pricing, general business and economic conditions, and other factors detailed in our Quarterly Report on Form 10-Q and other periodic reports filed with the SEC. We specifically disclaim any obligation to update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

CONTACT:

Media Contact:

Dennis S. Dobson, Jr.,

(203) 258-0159

Investor Relations

(206) 538-2732

investors@clearsigncombustion.com